UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2007

Genelabs Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

California	0-19222	94-3010150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Penobscot Drive, Redwood City, California	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 369-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e). Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the 2007 Omnibus Stock Incentive Plan

At the Annual Meeting (the “Annual Meeting”) of Shareholders of Genelabs Technologies, Inc. (the “Company”), held on June 15, 2007, the shareholders of the Company approved the Genelabs Technologies, Inc. 2007 Omnibus Stock Incentive Plan (the “2007 Plan”), which provides for the reservation of 3,400,000 shares of the Company’s common stock, plus all available shares of common stock for grant under the Company’s 2001 Stock Option Plan (the “2001 Plan”) as of the date of the Annual Meeting and any and all shares of common stock that would have been returned to the 2001 Plan by reason of expiration of its term or cancellation upon termination of employment or service. The 2007 Plan is intended to be a successor to the 2001 Plan. No additional grants will be made under the 2001 Plan. The 2007 Plan is administered by the Compensation Committee of the Board of Directors of the Company, and provides for the grant of stock options, stock appreciation rights, and awards of restricted stock, deferred stock and performance shares.

A description of the material terms of the 2007 Plan is included under “Proposal 2. Approval of the Adoption of the Genelabs Technolgies, Inc. 2007 Omnibus Stock Incentive Plan” in our Proxy Statement for the Annual Meeting, filed with the SEC on April 27, 2007, which description is incorporated herein by reference.

Approval of the Amendment to the 2001 Employee Stock Purchase Plan

At the Annual Meeting, the shareholders of the Company also approved an amendment to the 2001 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares.

A description of the material terms of the ESPP is included under “Proposal 3. Approval of the Amendment to the Genelabs Technologies, Inc. 2001 Employee Stock Purchase Plan” in our Proxy Statement for the Annual Meeting, filed with the SEC on April 27, 2007, which description is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Genelabs Technologies, Inc. 2007 Omnibus Stock Incentive Plan (incorporated by reference to Exhibit A to the Company’s Proxy Statement for the 2007 Annual Meeting, dated April 27, 2007).

99.2

Genelabs Technologies, Inc. 2001 Employee Stock Purchase Plan, adopted by the Board of Directors on April 23, 2001, as amended December 19, 2005, as amended April 9, 2007 (incorporated by reference to Exhibit B to the Company’s Proxy Statement for the 2007 Annual Meeting, dated April 27, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genelabs Technologies, Inc.
Date: June 20, 2007	By:	/s/ James A.D. Smith
	Name:	James A.D. Smith
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Genelabs Technologies, Inc. 2007 Omnibus Stock Incentive Plan (incorporated by reference to Exhibit A to the Company’s Proxy Statement for the 2007 Annual Meeting, dated April 27, 2007).
99.2

Genelabs Technologies, Inc. 2001 Employee Stock Purchase Plan, adopted by the Board of Directors on April 23, 2001, as amended December 19, 2005, as amended April 9, 2007 (incorporated by reference to Exhibit B to the Company’s Proxy Statement for the 2007 Annual Meeting, dated April 27, 2007).